EXHIBIT 1.1

800,000 Common Shares

(plus 120,000 Common Shares to cover over-allotments, if any)

BENTHOS, INC.

COMMON SHARES, PAR VALUE $0.06 2/3 PER SHARE

UNDERWRITING AGREEMENT

[            ], 2005

FERRIS, BAKER WATTS, INCORPORATED

100 Light Street

Baltimore, MD 21202

Ladies and Gentlemen:

Benthos, Inc., a Massachusetts company (the “Company”) and certain shareholders of the Company listed on Schedule I hereto (the “Selling Shareholders”), propose, subject to the terms and conditions stated herein, to sell to Ferris, Baker Watts, Incorporated (“you” or the “Underwriter”), an aggregate of 800,000 shares (the “Firm Shares”) of the Company’s common shares, par value $0.06 2/3 per share (the “Common Shares”). Specifically, each of the Selling Shareholders proposes to sell to the Underwriter the number of Common Shares set forth on Schedule I (the “Selling Shareholder Firm Shares”).

In addition, in order to cover over-allotments in the sale of the Firm Shares, the Underwriter may, at the Underwriter’s election and subject to the terms and conditions stated herein, purchase up to 120,000 additional shares of the Common Shares from the Company (such additional shares, the “Additional Shares”). The Firm Shares and the Additional Shares are referred to collectively as the “Shares.”

Each Selling Shareholder has executed and delivered a Power of Attorney (the “Power of Attorney”) pursuant to which each Selling Shareholder party thereto has appointed Dr. Stephen D. Fantone and Ronald L. Marsiglio as such Selling Shareholder’s attorneys-in-fact (the “Attorneys-in-Fact”) with the authority to execute and deliver this Agreement on behalf of such Selling Shareholder and to take certain other actions with respect thereto and hereto.

The Company, the Underwriter and the Selling Shareholders, intending to be legally bound, hereby confirm their agreement as follows:

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriter and the Selling Shareholders that:

(a) The Company meets the requirements for the use of Form SB-2 under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the offering contemplated by this Agreement. A registration statement on Form SB-2 (File No. 333-124437) with respect to the Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act, and one or more amendments to such registration statement also were filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has become effective under the Securities Act and information has been omitted therefrom in accordance with Rule 430A under the Securities Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with such changes or insertions as are required by Rule 430A or permitted by

Rule 424(b) under the Securities Act and as have been provided to and approved by the Underwriter, or (ii) if such registration statement, as it may have been amended, has not become effective under the Securities Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been provided to and approved by the Underwriter prior to the execution of this Agreement. As used in this Agreement, the term “Registration Statement” means (i) such registration statement, as amended at the time when it was or is declared effective, including (A) all financial statements, schedules and exhibits thereto, (B) all documents (or portions thereof) incorporated by reference therein, and (C) any information omitted therefrom pursuant to Rule 430A under the Securities Act and included in the Prospectus (as hereinafter defined) and (ii) any registration statement, if any, filed pursuant to Rule 462(b) under the Securities Act and any documents incorporated therein by reference; the term “Preliminary Prospectus” means each prospectus subject to completion included in such registration statement or any amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective), including all documents (or portions thereof) incorporated by reference therein; and the term “Prospectus” means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Securities Act or, if no prospectus is required to be so filed, such term means the prospectus included in the Registration Statement, in either case, including all documents (or portions thereof) incorporated by reference therein, if any. As used herein, any reference to any statement or information as being “made,” “included,” “contained,” “disclosed” or “set forth” in any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or the Registration Statement or any amendment thereto (or other similar references) shall refer both to information and statements actually appearing in such document as well as information and statements incorporated by reference therein.

(b) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened, by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective under the Securities Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof, including any registration statement, if any, filed pursuant to Rule 462(b) under the Securities Act, whether effective or to hereafter become effective, has been issued and no proceeding for that purpose has been instituted or threatened or, to the knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction.

(c) When any Preliminary Prospectus was filed with the Commission it contained all material statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder. Each Preliminary Prospectus was and the Prospectus delivered to the Underwriter for use in connection with this offering will be identical to the versions of the Preliminary Prospectus and Prospectus created to be transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T. Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder. When the Registration Statement or any amendment thereto was or is declared effective, and at all times subsequent thereto up to the Closing Date or the Additional Closing Date (each as defined below), it (i) contained and will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder and (ii) did not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), and at all times subsequent thereto up to the Closing Date and the Additional Closing Date, the Prospectus, as amended or supplemented at any such time, (i) contained and will contain all statements required to be stated therein in accordance with, and complied or will comply with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder and (ii) did not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (c) do not apply to statements or omissions made in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein. It is understood that the statements set forth in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in the fifth, eleventh and twelfth paragraphs and the list of Underwriters under the section entitled “Underwriting” constitute the only written information furnished to the Company by or on behalf of the Underwriter specifically for use in the Registration Statement or any amendment thereto or the Prospectus and any amendment or supplement thereto, as the case may be.

(d) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its direct or indirect subsidiaries is a party or to which any of the properties of the Company or any subsidiary is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any relationships, transactions, statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(e) Each of the Company and its direct and indirect subsidiaries listed on Exhibit 21 to the Registration Statement (the “Subsidiaries”) has been duly incorporated or organized, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation or organization and has full power and authority (corporate and otherwise) to own, lease and operate its properties and conduct its business as described in the Prospectus (to the extent such description is required). The Company has full power and authority (corporate and otherwise) to enter into this Agreement and to perform its obligations hereunder. No proceeding has been instituted in any jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to transact business in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property and assets or the conduct of business or otherwise, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties, assets or prospects of the Company and its Subsidiaries taken as a whole (a “Material Adverse Effect”).

(f) The Company’s authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company, including the Shares to be sold by the Company pursuant hereto when delivered against payment therefor as contemplated hereby, have been duly authorized and validly issued, are fully paid and nonassessable and conform to the descriptions of the Common Shares contained in the Prospectus, and the holders thereof will not be subject to personal liability solely by reason of being such holders. None of the issued shares of capital stock of the Company or its Subsidiaries has been issued or is owned or held in violation of any statutory or other preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its Subsidiaries) has any statutory or other preemptive or other rights to subscribe for any of the Shares. None of the capital stock of the Company or its Subsidiaries has been issued in violation of applicable federal or state securities laws. The certificates representing the Shares are in proper legal form under, and conform in all respects to the requirements of, applicable Massachusetts law and the requirements of The Nasdaq SmallCap Market.

(g) All of the issued shares of capital stock of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities law, were not issued in violation of any preemptive right, right of first refusal or similar right, and are owned beneficially by the Company or one of its Subsidiaries free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders’ agreements, voting agreements, proxies, voting trusts, equities or claims of any nature whatsoever (collectively, “Encumbrances”), including, without limitation, any Encumbrance arising or resulting from any indenture, mortgage, deed of trust, loan agreement, lease or other agreement of or entered into by the Company or its Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association other than the Subsidiaries.

(h) Except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or its Subsidiaries convertible into or exchangeable for any capital stock of the Company or its Subsidiaries, (ii) warrants, rights or options to subscribe for or purchase from the Company or its Subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or its Subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

(i) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor its Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that would have a Material Adverse Effect on the Company or its Subsidiaries, (ii) neither the Company nor its Subsidiaries has purchased any of its outstanding capital stock, declared, paid or otherwise made any dividend or distribution of any kind on its capital stock or has been delinquent in the payment of principal or interest on any outstanding debt obligations, (iii) there has not been any change in the capital stock, long-term debt or short-term debt of the Company or its Subsidiaries, and (iv) there has not been any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, in or affecting the condition (financial or otherwise), business, prospects, assets, properties, results of operations or net worth of the Company or its Subsidiaries, in each case other than as disclosed in or contemplated by the Prospectus.

(j) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any Common Shares of the Company owned or to be owned by such person or, requiring the Company to include such Common Shares in the Common Shares registered pursuant to the Registration Statement (or any such right has been effectively waived) or requiring the registration of any Common Shares pursuant to any other registration statement filed by the Company under the Securities Act. Neither the filing of the Registration Statement nor the offering or sale of Shares as contemplated by this Agreement gives any security holder of the Company any rights for or relating to the registration of any Common Shares or any other capital stock of the Company, except such that have been satisfied or waived.

(k) Neither the Company nor its Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of its Articles of Organization or By-Laws (or comparable charter documents) or in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or its Subsidiaries is a party or to which any of their respective properties or assets are subject.

(l) The Company and its Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as would not have a Material Adverse Effect on the condition

(financial or otherwise), business, prospects, assets, properties, results of operations or net worth of the Company and its Subsidiaries taken as a whole and do not interfere with the use made or proposed to be made of such property by the Company or its Subsidiaries; and any real property and buildings held under lease by the Company or its Subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its Subsidiaries.

(m) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Securities Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and of the Common Shares under the Exchange Act and such as may be required by the National Association of Securities Dealers, Inc. (the “NASD”) or under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriter.

(n) Other than as disclosed in the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or, to the knowledge of the Company, threatened in which the Company or its Subsidiaries is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the condition (financial or otherwise), business, prospects, assets, properties, results of operations or net worth of the Company and its Subsidiaries taken as a whole. Neither the Company nor any Subsidiary is in violation of, or in default with respect to, any law, statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate have a Material Adverse Effect on the condition (financial or otherwise), business, prospects, assets, properties, results of operations or net worth of the Company and its Subsidiaries taken as a whole, and neither the Company nor any Subsidiary is required to take any action in order to avoid any such violation or default.

(o) BDO Seidman, LLP, which has certified certain financial statements of the Company and its consolidated Subsidiaries included in the Registration Statement and the Prospectus, are independent public accountants as required by Rule 3600T of the Public Company Accounting Oversight Board (the “PCAOB”), the Securities Act, the Exchange Act and the respective rules and regulations of the Commission thereunder.

(p) The consolidated financial statements and schedules (including the related notes) of the Company and its consolidated Subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus and/or any Preliminary Prospectus were prepared in compliance with the Securities Act and in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial position and results of operations of the Company and its Subsidiaries, on a consolidated basis, at the dates and for the periods presented. The selected financial data and operating and statistical information set forth under the captions “Prospectus Summary,” “Capitalization,” “Use of Proceeds,” “Selected Consolidated Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein, and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The supporting notes and schedules included in the Registration Statement, the Prospectus and/or any Preliminary Prospectus fairly state in all material respects the information required to be stated therein in relation to the financial statements taken as a whole. Any pro forma financial statements or data included in the Registration Statement, the Prospectus and/or the Preliminary Prospectus comply with the requirements of Regulation S-X of the Securities Act, including, without limitation, Article 11 thereof, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data set forth in the Registration Statement, the Prospectus and/or the Preliminary Prospectus (including, without limitation, as required by Rules 3-12 or 3-05 or Article 11 of Regulation S-X under the Securities Act) that are not included as required. The Company and its consolidated Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Series Interpretation No. 46), not disclosed in the Registration Statement, the Prospectus and/or the Preliminary Prospectus; and all disclosures contained in the Registration Statement, the Prospectus and/or the Preliminary Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-B under the Securities Act, to the extent applicable.

(q) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due execution by the Underwriter, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors’ rights generally and to general equitable principles and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

(r) The sale of the Shares and the performance of this Agreement and the consummation of the transactions herein contemplated will not (with or without the giving of notice or the passage of time or both) (i) conflict with or violate any term or provision of the Articles of Organization or By-Laws or comparable charter documents of the Company or its Subsidiaries, in each case as amended to date, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or its Subsidiaries is a party or to which any of their respective properties or assets is subject, (iii) conflict with or violate any law, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or its Subsidiaries or any of their respective properties or assets or (iv) result in a breach, termination or lapse of the corporate power and authority of the Company or its Subsidiaries to own or lease and operate their respective assets and properties and conduct their respective business as described in the Prospectus.

(s) The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, a Preliminary Prospectus, the Prospectus and other material, if any, permitted by the Securities Act.

(t) Neither the Company nor any of its officers, directors, affiliates or controlling persons has (i) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement, (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(u) The Company, each Subsidiary and their respective properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any Hazardous Materials (as defined below) due to, caused by or otherwise relating to the operations of the Company or any Subsidiary (or, to the knowledge of the Company or any Subsidiary, any other entity (including any predecessor) for whose acts or omission the Company or any Subsidiary is or could reasonably be expected to be liable). There are no past, present or, to the Company’s or any Subsidiary’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws, except as would not, individually or in the aggregate, have a Material Adverse Effect. To the Company’s or any Subsidiaries’ knowledge, neither the Company nor any Subsidiary (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order, or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes including petroleum and any petroleum products or byproducts) that is regulated by or may give rise to liability under any Environmental Law).

(v) From time to time, the Company and each of the Subsidiaries conducts a review of the effect of the Environmental Laws on its business, operations and properties, in a manner which is reasonable in light of the Company’s and each respective Subsidiary’s business in order to identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).

(w) The Company and its Subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, trademark registrations, trade names, servicemark registrations, copyrights and licenses necessary for the conduct of the business of the Company and its Subsidiaries or ownership of their respective properties, and neither the Company nor its Subsidiaries has received notice of conflict with the asserted rights of others in respect thereof which has not been resolved.

(x) The Company and its Subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed by them and have paid all taxes shown as due on such returns, as well as all other taxes, assessments and governmental charges that are due and payable; and no material deficiency with respect to any such return has been assessed or proposed.

(y) Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s or any Subsidiary’s knowledge after due inquiry, threatened against the Company or any Subsidiary before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s or any Subsidiary’s knowledge after due inquiry, threatened against the Company or any Subsidiary and (C) no union representation dispute currently existing concerning the employees of the Company or of any Subsidiary, and (ii) to the Company’s or any Subsidiary’s knowledge after due inquiry, (A) no union organizing activities are currently taking place concerning the employees of the Company or any Subsidiary and (B) there has been no violation of any federal, state, local or foreign law or regulation relating to discrimination in the hiring, promotion or pay of employees, labor practices, immigration, social security, occupational safety and health, or plant closing, or of any applicable wage or hour laws, concerning the employees of the Company or any Subsidiary; the minimum funding standard under Section 302 of the Employee Retirement Income

Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of the Subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the “Code”), is so qualified. Each of the Company and the Subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA. Neither the Company nor any of the Subsidiaries maintains or is required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)). Each pension plan and welfare plan established or maintained by the Company and/or one or more of its Subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA, and neither the Company nor any of the Subsidiaries has incurred or could reasonably be expected to incur excise tax obligations under Sections 4971 through 4980G of the Code, any penalties under Section 502(c) or (1) of ERISA, any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

(z) The Company and its Subsidiaries have received all permits, licenses, authorizations, registrations, qualifications and approvals (collectively, the “Permits”) of governmental or regulatory authorities and from other persons as may be required of them to own or lease their respective properties and conduct their respective businesses in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus; and the Company and its Subsidiaries have fulfilled and performed all of their material obligations with respect to such Permits, and no event has occurred, or as a result of the consummation of the transactions contemplated hereby or in the Registration Statement, Prospectus and the Preliminary Prospectus would occur, which allows or, after notice or lapse of time or both, would allow revocation or termination thereof or results or would result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such Permits contain no restrictions that materially affect the ability of the Company or its Subsidiaries to conduct their businesses in the manner described in the Registration Statement, the Prospectus, and the Preliminary Prospectus. None of the Company or any of the Subsidiaries has any knowledge of a threatened revocation or modification relating to any such Permit; and none of the Company or any of the Subsidiaries is in violation of, or in default under, any federal, state, local or foreign law, treaty, regulation or rule or any decree, order or judgment applicable to the Company or any Subsidiary, except where such violation or default would not, individually or in the aggregate, have a Material Adverse Effect.

(aa) Neither the Company nor any of the Subsidiaries is now, nor will any of them be, after giving effect to the offering and sale of the Shares, a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of a “holding company” or of a “subsidiary company,” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended (the “Public Utility Holding Company Act”).

(bb) Neither the Company nor any of the Subsidiaries is now, nor will any of them be, after giving effect to the offering and sale of the Shares, an “investment company” or a company “controlled” by an investment company as such terms are defined in Sections 3(a) and 2(a)(9), respectively, of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, if the Company or any of the Subsidiaries conducts its business as set forth in the Registration Statement and the Prospectus, will not become an “investment company” and will not be required to register under the Investment Company Act.

(cc) The Company and each Subsidiary have in place and effective such policies of insurance, with limits of liability in such amounts, as are normal and prudent in the ordinary scope of business similar to that of the Company and such Subsidiary in the respective jurisdiction in which they conduct business and none of the Company or the Subsidiaries has received written notice from any insurer or agent of such insurer that any material capital improvements or other material expenditures are required or necessary to be made in order to continue such insurance.

(dd) Neither the Company nor any Subsidiary has sustained since the date of the last audited financial statements included in the Registration Statement and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or judicial or governmental action, order or decree.

(ee) Neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s or any Subsidiary’s knowledge, any other party to any such contract or agreement.

(ff) Each of the Company and its Subsidiaries makes and keeps accurate books and records reflecting its assets and maintains a system of internal control over financial reporting, as such term is defined in Rule 13a-15(f) under the Exchange Act, which provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the Company, (iii) access to the assets of the Company and each of its Subsidiaries is permitted only in accordance with management’s authorization and (iv) the recorded accountability for assets of the Company and each of its Subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(gg) Each of the Company and its Subsidiaries makes and keeps accurate books and records reflecting its assets and maintains internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the Company, (iii) access to the assets of the Company and its Subsidiaries is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets of the Company and its Subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(hh) The Company has established and maintains “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s chief executive officer, its principal financial officer and its principal accounting officer by others within those entities; such disclosure controls and procedures have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement and such disclosure controls and procedures are effective to perform the functions for which they were established; based on the evaluation of the Company’s disclosure controls and procedures described above, the Company is not aware of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect the Company’s internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; and the Company is in compliance with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the

Commission and The Nasdaq SmallCap Market promulgated thereunder and is actively taking reasonable steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

(ii) The chief executive officer and the chief financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification were true and correct when made.

(jj) There are no business relationships or related party transactions involving the Company or its Subsidiaries or any other person required to be described in the Prospectus and the Registration Statement which have not been described as required; the Company has provided you true, correct and complete copies of all documentation pertaining to any currently outstanding extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company; and on or after July 30, 2002, the Company has not, directly or indirectly, (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which was outstanding on July 30, 2002.

(kk) All statistical or market-related data included in the Registration Statement or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(ll) Neither the Company, nor any Subsidiary, nor, to the Company’s or any Subsidiary’s knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus.

(mm) Except pursuant to this Agreement, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement and the Prospectus.

(nn) Neither the Company nor any of its executive officers, directors, 5% or greater shareholders or affiliates is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or the rules and regulations thereunder, and, to the Company’s knowledge after due inquiry, there are no affiliations or associations between any member of the NASD and any of the Company’s executive officers, directors or 5% or greater shareholders, except as described in the NASD Questionnaire for Directors, Executive Officers and Certain Beneficial Owners completed by each of the Company’s executive officers, directors and 5% shareholders and provided to the Underwriter.

(oo) Neither the Company nor any Subsidiary or any of their respective affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

(pp) Neither the Company nor any Subsidiary nor, to the knowledge of the Company or any Subsidiary, any current director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the

Prospectus and the Registration Statement; neither the Company nor any Subsidiary nor, to the knowledge of the Company or any Subsidiary, any current director, officer, agent, employee or affiliate of the Company or any Subsidiary is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, the Subsidiaries and, to the knowledge of the Company or any Subsidiary, its affiliates have conducted their businesses in compliance with the FCPA, and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(qq) Except as described in the Prospectus and the Registration Statement, no Subsidiary is prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock or other equity interests, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company; except as described in the Prospectus and the Registration Statement, the Company is not prohibited, directly or indirectly, from paying any dividends to its shareholders.

(rr) All documents delivered or to be delivered by the Company or any of its representatives in connection with the issuance and sale of the Shares were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, true, complete and correct in all material respects; further, neither this Agreement nor any certificate, statement or other document delivered or to be delivered by the Company or any of its subsidiaries contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(ss) The unissued Selling Shareholder Firm Shares issuable upon the exercise of options (the “Options”) to be exercised by certain of the Selling Shareholders have been duly authorized by the Company, validly reserved for issuance, and at the time of delivery to the Underwriter with respect to such Selling Shareholder Firm Shares, such Selling Shareholder Firm Shares will be issued and delivered in accordance with the provisions of the Stock Option Agreements between the Company and such Selling Shareholders pursuant to which such Options were granted (the “Option Agreements”) and will be validly issued, fully paid and non-assessable and will conform to the description of the Common Shares in the Prospectus.

(tt) The Company has not relied upon the Underwriter or legal counsel for the Underwriter for any legal, tax or accounting advice in connection with the offering and sale of the Shares.

(uu) For purposes of this Agreement, (i) “Government” means the government of the United States of America, its agencies and instrumentalities, (ii) “Governmental Authority” means any federal, state, local, foreign or other governmental, quasi-governmental or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body, (iii) “Government Bid” means any offer made by the Company which, if accepted, would result in a Government Contract, (iv) “Government Contract” means any prime contract, subcontract, teaming agreement or arrangement, joint venture, basic ordering agreement, pricing agreement, letter contract or other similar arrangement of any kind, that is currently active in performance or that has been active in performance at any time in the five (5) year period prior to the date of this Agreement, between the Company, on the one hand, and any Governmental Authority, any prime contractor of a Governmental Authority in its capacity as a prime contractor, or any subcontractor with respect to any contract of a type described above in this clause (iv), on the other hand.

(A) (1) Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, the Company has not received written notification of cost, schedule, technical or quality problems that could reasonably result in claims against the Company (or successors in interest) by a Governmental Authority, a prime contractor or a higher-tier subcontractor; (2) there are no Government Contracts pursuant to which the Company is reasonably likely to experience cost, schedule, technical or quality problems that could reasonably result in claims against the Company (or successors in interest) by a Governmental Authority, a prime contractor or a higher-tier subcontractor; (3) all of the Government Contracts were legally awarded, are binding on the parties thereto, and are in full force and effect; (4) the Government Contracts are not currently the subject of bid or award protest proceedings, and no Government Contracts or Government Bids are reasonably likely to become the subject of bid or award protest proceedings; and (5) no person has notified the Company that any Governmental Authority intends to seek the Company’s agreement to lower rates under any of the Government Contracts or Government Bids, including but not limited to any task order under any Government Bids.

(B) (1) Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, the Company has fully complied with all terms and conditions of each Government Contract and Government Bid to which it is a party; (2) the Company has complied with all statutory and regulatory requirements, including but not limited to the Service Contract Act, the Contract Disputes Act, the Procurement Integrity Act, the Federal Procurement and Administrative Services Act, the Federal Acquisition Regulations (the “FAR”) and related cost principles and the Cost Accounting Standards, where and as applicable to each Government Contract and Government Bid, (3) the representations, certifications, and warranties made by the Company with respect to each Government Contract or Government Bid were accurate in all respects as of their effective date, and the Company has fully complied with all such certifications; (4) no termination for default, cure notice or show cause notice has been issued and remains unresolved with respect to any Government Contract or Government Bid, and no event, condition or omission has occurred or exists that would constitute grounds for such action; (5) no past performance evaluation received by the Company with respect to any such Government Contract has set forth a default or other failure to perform thereunder or termination or default thereof; and (6) no money due to the Company pertaining to any Government Contract or Government Bid has been withheld or set off.

(C) Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, no Governmental Authority, prime contractor or higher-tier subcontractor under a Government Contract or any other person has notified the Company of any actual or alleged violation or breach of any statute, regulation, representation, certification, disclosure obligation, contract term, condition, clause, provision or specification that could reasonably be expected to affect payments under Government Contracts or adversely affect the award of Government Bids to the Company in the future.

(D) The Company has not taken any action and is not a party to any litigation that could reasonably be expected to give rise to (1) liability under the False Claims Act, (2) a claim for price adjustment under the Truth in Negotiations Act, or (3) any other request for a reduction in the price of any Government Contract, including but not limited to claims based on actual or alleged defective pricing. To the knowledge of the Company, there exists no basis for a claim of any liability of the Company by any Governmental Authority as a result of defective cost and pricing data submitted to any Governmental Authority. The Company is not participating in any pending claim and the Company is unaware of any potential claim under the Contract Disputes Act against the United States Government or any prime contractor, subcontractor or vendor arising under or relating to any Government Contract or Government Bid.

(E) (1) Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, the Company has not received any written or any oral, show cause, cure, default or similar notice relating to any Government Contract; and (2) the Company has not received any written or oral notice terminating any Government Contract for convenience or indicating an intent to terminate any of the Government Contracts for convenience. No Government Contract has been terminated for default in the past five (5) years.

(F) Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, the Company has not received any written or oral notice of any outstanding claims or contract disputes to which the Company is a party (1) relating to any Government Contract or Government Bid and involving either a Governmental Authority, any prime contractor, any higher-tier subcontractor, vendor or any third party; and (2) relating to any Government Contract under the Contract Disputes Act or any other federal statute.

(G) The Company has never been and is not now, suspended, debarred or proposed for suspension or debarment from bidding on any Government Contract. No suspension or debarment actions with respect to any Government Contract have been commenced or threatened against the Company or any of its officers or employees. There is no valid basis for the Company’s suspension or debarment from bidding on contracts or subcontracts for or with any Governmental Authority.

(H) No negative determination of responsibility has been issued against the Company with respect to any quotation, bid or proposal submitted to a Governmental Authority.

(I) Since January 1, 2000, other than routine audit, inspections and examinations that are normally associated with government contracting in the ordinary course of business (1) the Company has not undergone and is not undergoing any audit, inspection, survey or examination of records by any Governmental Authority relating to any Government Contract, (2) the Company has not received written notice of, and the Company has not undergone any investigation or review relating to any Government Contract, and (3) no such audit, review, inspection, investigation, survey or examination of records is threatened. The Company has not received any official notice that it is or was being specifically audited or investigated by the General Accounting Office, the Defense Contract Audit Agency (the “DCAA”), any state or federal agency Inspector General, the contracting officer with respect to any Government Contract, or the Department of Justice (including any United States Attorney).

(J) During the last five (5) years, (1) the Company has not conducted any internal investigation in connection with which the Company has used any legal counsel, auditor, accountant or investigator, and (2) the Company has not made any disclosure to any Governmental Authority or other customer or prime contractor or higher-tier subcontractor related to any suspected, alleged or possible violation of a Government Contract or Government Bid requirement or any violation of law or regulation in connection therewith or any apparent or alleged irregularity, misstatement or omission arising under or relating thereto.

(K) The Company has not received any written notice that any of the Company’s employees or consultants are (or during the last five (5) years has been) under administrative, civil or criminal investigation or indictment by any Governmental Authority with respect to the conduct of the business of the Company. The Company has not received written notice of any, and to the knowledge of the Company there is no, pending investigation of any officer or employee of the Company, nor within the last five (5) years has there been any audit or investigation of the Company or any officer or employee of the Company relating to the business of the Company resulting in an adverse finding against the Company with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract or Government Bid.

(L) All indirect and general and administrative (G&A) expense rates are being billed consistent with DCAA-approved rates or provisional rates.

(M) The Company is in compliance with all applicable national security obligations, including those specified in the National Industrial Security Program Operating Manual, DOD 5220.22-M (January 1995), and any supplements, amendments or revised editions thereof.

(N) Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, there are no events or omissions that would reasonably be expected to result in (1) a claim against the Company by a Governmental Authority or any prime contractor, subcontractor, vendor, or other third party arising under or relating to any Government Contract or Government Bid, or (2) a dispute between the Company and a Governmental Authority or any prime contractor, subcontractor, vendor, or other third party arising under or relating to any Government Contract or Government Bid.

(O) The Company has undertaken no internal audit of any events or omissions that, at the time of the audit, the Company reasonably expected to have a material adverse effect on performance of a Government Contract or Government Bid or a Material Adverse Effect. In addition, (1) all Government Bids were submitted in the ordinary course of business of the Company, (2) all Government Bids were based on assumptions believed by the management of the Company to be reasonable, and (3) the Company reasonably believes each Government Bid is capable of performance by the Company in accordance with the terms and conditions of such Government Bid without a total program loss (calculated in accordance with the Company’s accounting principles consistently applied).

(P) No Government Contract has incurred or currently projects losses, contract ceiling overruns or cost overruns in an amount exceeding $5,000. No payment has been made by the Company or by a person acting on the Company’s behalf, to any person (other than to any bona fide employee or agent of the Company, as defined in subpart 3.4 of the FAR) which is or was improperly contingent upon the award of any Government Contract or which would otherwise be in violation of any applicable procurement law or regulation or any other Laws. The Company is not subject to any “forward pricing” agreements.

(Q) The Company has not assigned or otherwise conveyed or transferred, or agreed to assign, to any person, any Government Contracts, or any account receivable relating thereto, whether a security interest or otherwise.

(R) The Company has reached agreement with the cognizant government audit agency approving and “closing” all indirect costs charged to Government Contracts for the years 1994 through 2004.

(S) Other than in the ordinary course of business, no personal property, equipment or fixtures are loaned, bailed or otherwise furnished to the Company by or on behalf of the United States Government.

(T) Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, the Company certifies that to the knowledge of the Company (1) no written claims, or claims threatened in writing, exist against the Company with respect to express warranties and guarantees contained in Government Contracts on products or services provided by the Company; (2) no such claims have been made against the Company in the past 5 years; (3) no amendment has been made to any written warranty or guarantee contained in any Government Contract that would reasonably be expected to result in a Material Adverse Effect; and (4) the Company has not taken any action which would reasonably be expected to give any person a right to make a claim under any written warranty or guarantee contained in any Government Contract.

(U) The Company maintains systems of internal controls (including, but not limited to, cost accounting systems, estimating systems, purchasing systems, proposal systems, billing systems and material management systems) that are in compliance with all requirements of all of the Government Contracts and of applicable government laws and regulations.

(V) Neither the Company nor any of the employees, officers or agents of the Company have violated any legal, administrative or contractual restriction concerning the employment of (or discussions concerning possible employment with) current or former officials or employees or a state, local or federal government (regardless of the branch of government), including (not limited to) the so-called “revolving door” restrictions set forth at 18 U.S.C. § 207.

(W) No Government Contract is premised upon the Company’s disadvantaged business status, protégé status, or other preferential status, nor did any Governmental Authority rely upon the Company’s small disadvantaged business status, protégé status, or other preferential status in evaluating any of the Company’s quotations, bids, or proposals, or in making award of any Government Contract to the Company.

(X) All Company costs (both Direct Costs and/or Indirect Costs) that have been charged to any Government Contract shall be allowable in accordance with applicable cost accounting standards. All costs (both Direct Costs and Indirect Costs) to be charged to the Company by any of its Affiliates pursuant to any existing subcontract agreements shall be allowable in accordance with applicable cost accounting standards.

Any certificate signed by any director or officer of the Company or any of its subsidiaries, as the case may be, and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty of the Company to the Underwriter as to the matters covered thereby.

Any certificate delivered by the Company or any of its Subsidiaries, as the case may be, to counsel for the Company for purposes of enabling such counsel to render an opinion pursuant to Section 9 will also be furnished to the Underwriter and counsel for the Underwriter and shall be deemed to be additional representations and warranties to the Underwriter by the Company as to the matters covered thereby.

2. Representations and Warranties of the Selling Shareholders. The Selling Shareholders, severally and not jointly, represent and warrant to, and agree with, the Company and the Underwriter that:

(a) This Agreement, the Custodian Agreement (as defined below) and the Power of Attorney have been duly authorized, executed and delivered by or on behalf of each of the Selling Shareholders, and assuming due execution and delivery by the other parties hereto and thereto, constitutes the valid and binding agreement of the Selling Shareholders, enforceable against the Selling Shareholders in accordance with the terms hereof and thereof.

(b) The execution and delivery by the Selling Shareholders of, and the performance by the Selling Shareholders of their obligations under, this Agreement, the Custodian Agreement and the Power of Attorney will not (with or without the giving of notice or the passage of time or both) (i) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Shareholder is a party or (ii) conflict with or violate any law, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over any Selling Shareholder.

(c) The Selling Shareholders will have, as of the Closing Date (as hereinafter defined), valid title to the Selling Shareholder Firm Shares and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custodian Agreement and the Power of Attorney and to sell, transfer and deliver the Selling Shareholder Firm Shares (including those to be issued upon the exercise of an Option) free and clear of all liens, security interests, pledges, charges, equities and other encumbrances and to perform all obligations under such agreements.

(d) Upon delivery of the certificates for the Selling Shareholder Firm Shares properly indorsed to the Underwriter, to the extent such delivery is not made through the facilities of The Depository Trust Company (the “DTC”), and payment of the purchase price therefor pursuant to this Agreement, title to such Selling Shareholder Firm Shares will be passed to the Underwriter, free and clear of all liens, security interests, pledges, charges, equities, and other encumbrances.

(e) The Selling Shareholders do not require any consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body in connection with the sale of the Selling Shareholder Firm Shares or the consummation of the transactions contemplated by this Agreement, except for the registration of the Common Shares under the Securities Act, and such as may be required by the NASD (as hereinafter defined) and under state securities or blue sky laws in connection with the offer, sale and distribution of the Common Shares by the Underwriter.

(f) The Selling Shareholders have not (i) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares, (ii) distributed, and will not distribute, prior to the completion of the Underwriter’s distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus, Prospectus or the Registration Statement, or (iii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Common Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than pursuant to this Agreement.

(g) Each of the Selling Shareholders severally and not jointly represents and warrants that certificates in negotiable form representing all of the Shares, to the extent such delivery is not made through the facilities of DTC, be sold by such Selling Shareholders hereunder other than any such Shares to be issued upon the exercise of Options, have been, and each of the Selling Shareholders who is selling Shares upon the exercise of Options represents and warrants that duly completed and executed irrevocable Option exercise notices, in the forms specified by the relevant Option Agreement, with respect to all of the Shares to be sold by such Selling Shareholders hereunder have been, placed in custody under a Custodian Agreement (as defined below) relating to such Shares.

Furthermore, each of the Selling Shareholders specifically agrees that the Shares represented by the certificates, to the extent such delivery is not made through the facilities of DTC, or the irrevocable Option exercise notice, in either case held in custody for such Selling Shareholder under the Custodian Agreement, are subject to the interests of the Underwriter hereunder, and that the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. Each of the Selling Shareholders specifically agrees that the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, corporation or similar organization, by the dissolution of such partnership, corporation or organization, or by the occurrence of any other event. If any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, corporation or similar organization should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing such Shares shall be delivered, to the extent such delivery is not made through the facilities of DTC, by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and the Custodian Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

(h) The information set forth in the section entitled “Selling Shareholders” was the only written information furnished to the Company by and on behalf of the Selling Shareholders expressly for use in connection with the preparation of the Registration Statement, and is correct and complete in all material respects and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(i) With respect to each Selling Shareholder who is an executive officer of the Company (a “Management Shareholder”), such Management Shareholder has no reason to believe that the representations and warranties of the Company contained in Section 1 of this Agreement are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement which has adversely affected or may adversely affect the business of the Company or any of its Subsidiaries, and the sale of those Selling Shareholder Firm Shares (or of any options convertible into Selling Shareholder Firm Shares) that are owned by such Management Shareholder pursuant to the terms of this Agreement is not prompted by any information concerning the Company or its Subsidiaries which is not set forth in the Registration Statement.

Any certificate signed by the Selling Shareholders or any authorized representative of any Selling Shareholder and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty of the Selling Shareholders to the Underwriter as to the matters covered thereby.

Any certificate delivered by the Selling Shareholders to their counsel for purposes of enabling such counsel to render an opinion pursuant to Section 9 will also be furnished to the Underwriter and counsel for the Underwriter and shall be deemed to be additional representations and warranties to the Underwriter by the Selling Shareholders as to the matters covered thereby.

3. Purchase and Sale of Shares.

(a) Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at a purchase price of $[            ] per share (the “Per Share Price”), the number of Firm Shares to be sold by the Company as set forth in the first paragraph of this Agreement. In addition, upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Selling Shareholders agree to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Shareholders, at the Per Share Price, the number of Common Shares set forth opposite the name of such Selling Shareholder in Schedule I hereto. The Company and each Selling Shareholder agree that the sale of the Firm Shares shall be made to the Underwriter severally and not jointly.

(b) The Company hereby grants to the Underwriter the right to purchase at its election in whole or in part up to 120,000 Additional Shares, at the Per Share Price, for the sole purpose of covering over-allotments in the sale of the Firm Shares. The option granted hereunder may be exercised at any time (but not more than once) within thirty (30) days after the date of this Agreement, upon notice by the Underwriter to the Company which sets forth the aggregate number of Additional Shares as to which the Underwriter is exercising the option, as well as the date, time and place on which such Additional Shares are to be delivered. Such time of delivery may be the day of, but may not be earlier than, the Closing Date (as defined below) and herein is called the “Additional Closing Date.” The Additional Closing Date shall be determined by the Underwriter, but if at any time other than the Closing Date, shall not be earlier than two nor later than ten full business days after delivery of such notice to exercise. In the event the Underwriter elects to purchase all or a portion of the Additional Shares, the Company agrees to furnish or cause to be furnished to the Underwriter the certificates, letters and opinions, and to satisfy all conditions, set forth in Section 6 hereof at the Additional Closing Date.

(c) In making this Agreement, the Underwriter is contracting, except as provided in Section 3(b) hereof, to purchase only the Firm Shares. The Underwriter shall not be under any obligation to purchase any Additional Shares prior to an exercise of the option with respect to such Shares granted pursuant to Section 3(b) hereof.

The Company is advised by you that you intend (i) to make a public offering of the Firm Shares as soon after the effective date of the Registration Statement as in your reasonable judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine. In addition to the underwriting discount set forth in the Prospectus, the Company and the Selling Shareholders shall pay, in the respective amounts of the Firm Shares to be sold by them, to the Underwriter a financial advisory fee equal to 1.5% of the aggregate public offering price of all Firm Shares purchased (the “Financial Advisory Fee”). If you choose to exercise your right to purchase any or all of the Additional Shares, the Company shall pay to the Underwriter a financial advisory fee equal to 1.5% of the aggregate public offering price of all Additional Shares purchased.

4. Offering by the Underwriter. The Underwriter proposes to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

5. Delivery of Shares; Closing.

(a) The Shares to be purchased by the Underwriter hereunder, in definitive certificated form, and in such authorized denominations and registered in such names as the Underwriter may request upon at least two business days’ prior notice to the Company and the Attorneys-in-Fact shall be delivered by or on behalf of the Company and the Selling Shareholders to the Underwriter, including, at the option of the Underwriter, through the facilities of DTC for the account of the Underwriter, against payment by or on behalf of the Underwriter of the purchase price therefor by wire transfer of immediately available funds to the account specified, in writing, to the Underwriter by the Company and each of the Selling Shareholders, upon at least two business days’ prior notice. The closing of the sale and purchase of the Shares shall be held at the offices of Venable LLP. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 10:00 a.m., Baltimore, Maryland time, on [            ], 2005 or at such other time and date as the Underwriter, the Company and the Selling Shareholders may agree upon in writing. Such time and date for the delivery of the Firm Shares is herein called the “Closing Date.” The Company and the Selling Shareholders will make certificates available with respect to the Shares for checking and packaging at least 24 hours prior to the Closing Date and the Additional Closing Date at the offices of Venable LLP, 2 Hopkins Plaza, Baltimore, Maryland 21201 or at such other location specified by the Underwriter, including the office of DTC or its designated custodian, in writing at least 48 hours prior to the Closing Date or Additional Closing Date, as the case may be.

(b) On or prior to the Closing Date, the Selling Shareholders shall have duly executed and delivered an agreement by and among the Company, as custodian (the “Custodian”), and each Selling Shareholder (the “Custodian Agreement”) whereby each of the certificates delivered, to the extent such delivery is not made through the facilities of DTC, evidencing the Selling Shareholder Firm Shares or the irrevocable Option exercise notice, if applicable, will be placed in custody for delivery under this Agreement. Each Selling Shareholder shall have also duly executed and delivered the Power of Attorney, in the form heretofore furnished to you, appointing each Attorney-in Fact with the authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriter to the Selling Shareholders as provided herein, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder, to authorize (if applicable) the exercise of the Options to be exercised with respect to the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custodian Agreement, including the delivery of the Selling Shareholder Firm Shares to the Underwriter on the Closing Date and the receipt of the purchase price for the Selling Shareholder Firm Shares purchased by the Underwriter hereunder by wire transfer in immediately available funds to an account designated in writing by the Custodian. In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing Date.

(c) At the closing of the sale and purchase of the Shares, upon receipt of the certificates evidencing all of the Selling Shareholder Firm Shares being purchased by the Underwriter or the confirmation by DTC or its nominee of the credit of the Firm Shares to the book-entry account of the Underwriter and the receipt of all of the funds representing the aggregate purchase price for the Selling Shareholder Firm Shares being purchased by the Underwriter, the Custodian shall deliver the certificates representing the Selling Shareholder Firm Shares, to the extent such delivery is not made through the facilities of DTC, and such Selling Shareholder Firm Shares represented pursuant to the exercise of Options to the transfer agent and shall deliver the aggregate purchase price for the Selling Shareholder Firm Shares, net of fees due to the Underwriter, to the Selling Shareholders.

6. Covenants of the Company. The Company covenants and agrees with the Underwriter that:

(a) The Company will use its best efforts to cause the Registration Statement, if not effective prior to the execution and delivery of this Agreement, to become effective. If the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b) within the time period required under Rule 424(b) under the Securities Act. The Company will advise the Underwriter promptly of any such filing pursuant to Rule 424(b).

(b) The Company will not file with the Commission the Prospectus or the amendment referred to in Section 1(a) hereof, any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless the Underwriter has received a copy of and has had a reasonable period of time to review any such proposed amendment or supplement and consented to the filing thereof and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the reasonable request of the Underwriter or counsel for the Underwriter, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the Underwriter and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Securities Act. The Company will advise the Underwriter, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Underwriter of each such filing or effectiveness.

(c) The Company will advise the Underwriter promptly, and confirm such advice in writing, after receiving notice or obtaining knowledge of (i) when any post-effective amendment to the Registration Statement is filed with the Commission, (ii) the receipt of any comments from the Commission concerning the Registration Statement, (iii) when any post-effective amendment to the Registration Statement becomes effective, or when any supplement to the Prospectus or any amended Prospectus has been filed, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (v) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose or (vi) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if any such stop order or suspension is issued, to obtain the withdrawal thereof as promptly as possible.

(d) If the delivery of a prospectus relating to the Shares is required under the Securities Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus, the Company will promptly notify the Underwriter and upon the Underwriter’s request (but at the Company’s expense) prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to the Underwriter and to any dealer in securities as many copies of such amended or supplemented Prospectus as the Underwriter may from time to time reasonably request.

(e) The Company will furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. In each jurisdiction where any of the Shares shall have been qualified as provided above, the Company will file such reports and statements as may be required to continue such qualification for a period of not less than one (1) year from the date of this Agreement.

(f) Upon request, the Company will make available to the Underwriter in Baltimore, Maryland, without charge and as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriter may reasonably request for the purposes contemplated by the Securities Act, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T; in case the Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Securities Act in connection with the sale of the Shares, the Company will prepare, at its expense, promptly upon request, such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

(g) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its shareholders an earnings statement of the Company and its Subsidiaries covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder. “Availability Date” means the forty-fifth (45th) day after the end of the fourth fiscal quarter following the fiscal quarter in which the Registration Statement went effective, except that if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the ninetieth (90th) day after the end of such fourth fiscal quarter.

(h) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, the Company will not, and will cause its officers and directors and those of its direct and indirect subsidiaries not to, without the prior written consent of the Underwriter, directly or indirectly (i) offer, sell, contract to sell or otherwise dispose of, any of the Common Shares or securities convertible into or exercisable or exchangeable for any of the Common Shares or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, the economic consequences of ownership of any Common Shares whether any such swap or other agreement is to be settled by delivery of any Common Shares, other securities, cash or otherwise; except for the sale of the Shares hereunder, except for the issuance of Common Shares upon the exercise of stock options or warrants or the conversion of convertible securities outstanding on the date of this Agreement or to the extent that such stock options, warrants and convertible securities are disclosed in the Prospectus and except for the grant to employees of stock options to purchase Common Shares which are not exercisable within such 90 days.

(i) The Company will furnish to its shareholders annual reports containing financial statements audited by independent certified public accountants duly registered with the PCAOB. During the period ending three (3) years after the effective date of the Registration Statement, the Company will furnish to you promptly (i) at the same time as distributed to the Company’s shareholders after the end of each fiscal year, copies of the annual report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, changes in stockholders’ investment and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) at the same time as distributed to the Company’s shareholders copies of any reports, proxy statements, or other communications which the Company shall send to its shareholders or shall from time to time publish or publicly disseminate, (iii) at the same time as filed with any national securities exchange, copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company. The Company will also file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act and will provide you with a copy of such definitive proxy or information statement for so long as the Prospectus is required to be delivered in connection with the offering or sale of Shares. During such period, the Company will allow a reasonable amount of time prior to any proposed filing for your review and comment and will file no such report, statement or document to which you shall object in writing.

(j) Prior to the termination of the Underwriter’s obligations contemplated by this Agreement, neither the Company nor any of its officers, directors or affiliates shall, at any time, directly or indirectly, (i) take any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation, under the Securities Act or otherwise, of the price of the Common Shares or (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares.

(k) In case of any event, at any time within the period during which a prospectus is required to be delivered under the Securities Act, as a result of which any Preliminary Prospectus or the Prospectus, as then amended or supplemented, would contain an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend any Preliminary Prospectus or the Prospectus to comply with the Securities Act or any applicable securities or blue sky laws, the Company promptly will prepare and file with the Commission, and any applicable state securities commission, an amendment, supplement or document that will correct such statement or omission or effect such compliance and will furnish to the Underwriter such number of copies of such amendment(s), supplement(s) or document(s) as the Underwriter may reasonably request. For purposes of this subsection (k), the Company will provide such information to the Underwriter, the Underwriter’s counsel and counsel to the Company as shall be necessary to enable such persons to consult with the Company with respect to the need to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus or file any document, and shall furnish to the Underwriter and the Underwriter’s counsel such further information as each may from time to time reasonably request.

(l) The Company will use its best efforts to obtain, and thereafter maintain, the qualification or listing of the Shares on The Nasdaq SmallCap Market.

(m) At the request of the Underwriter, the Company shall file a registration statement with the Commission in compliance with Rule 462(b) of the Securities Act, pay the applicable fees in accordance with the Securities Act and sell any and all such shares registered thereunder to the Underwriter at the Per Share Price and otherwise in accordance with the terms of this Agreement.

(n) Except as contemplated by the Prospectus, the Company and its Subsidiaries will not, prior to the Additional Closing Date or thirty (30) days after the date of this Agreement, whichever occurs first, without the prior consent of the Underwriter, incur any material liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, or any transaction with a related party which is required to be disclosed in the Prospectus.

(o) The Company will furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly financial statements, if any, of the Company which have been read by the Company’s independent certified public accountants, as stated in their letter to be furnished pursuant to Section 9(f) hereof.

(p) The Company will apply the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Prospectus.

(q) The Company will pay the costs, expenses, fees and taxes in connection with the offering of the Shares to the extent described in Section 8 hereof.

(r) Prior to the Closing Date or the Additional Closing Date, as the case may be, the Company will issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company, the financial condition, results of operations, business, properties, assets, or liabilities of the Company, or the offering of the Shares, without your prior consent.

(s) The Company will use its best efforts to satisfy or cause to be satisfied the conditions to the obligations of the Underwriter in Section 9 hereof.

7. Covenants of the Selling Shareholders. The Selling Shareholders covenant and agree with the Underwriter that:

(a) The Selling Shareholders will cooperate to the extent necessary to cause the Registration Statement, if not effective prior to the execution and delivery of this Agreement, to become effective.

(b) The Selling Shareholders will pay all federal and other taxes, if any on the transfer or sale of the Selling Shareholder Firm Shares to be sold pursuant to this Agreement.

(c) The Selling Shareholders will do or perform all things required to be done or performed by the Selling Shareholders prior to the Closing Date to satisfy all conditions precedent to the delivery of the Selling Shareholder Firm Shares to be sold pursuant to this Agreement.

(d) The Selling Shareholders will use their best efforts to satisfy or cause to be satisfied the conditions to the obligations of the Underwriter in Section 9 hereof to the extent within their control.

(e) The Selling Shareholders have not taken, nor will they take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of Common Shares to facilitate the sale or resale of the Common Shares.

8. Expenses and Fees.

(a) The Company will pay, or cause the Selling Shareholders to pay in accordance with Section 8 (b) hereof, all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriter and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriter, (iii) the producing, word processing and/or printing of this Agreement, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriter and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the filing fees associated with qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign laws as aforesaid (but excluding the legal fees and disbursements of counsel for the Underwriter related to such qualification and determination) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriter and to dealers, (v) listing of the Shares on The Nasdaq SmallCap Market and any registration thereof under the Exchange Act, (vi) the filing fees associated with the review of the public offering of the Shares by the NASD (but excluding the legal fees and disbursements of counsel to the Underwriter related to such filing), (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriter’s sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants in connection with the road show, and (ix) the performance of the Company’s other obligations hereunder.

(b) Whether or not the transactions contemplated hereunder are consummated, or if this Agreement is terminated for any reason, the Selling Shareholders will pay or cause to be paid the costs, fees, and expenses incurred in connection with the offering of the Common Shares to be sold by the Selling Shareholders pursuant to this Agreement as follows:

(i) Eighteen percent (18%) of the costs, expenses, fees and taxes of the types described in Section 8(a) hereof (but excluding all legal and accounting fees and expenses) which the Company is obligated to pay or cause to be paid by the Selling Shareholders pursuant to Section 8(a) hereof;

(ii) All costs, fees, and expenses incurred in connection with the performance of the obligations of the Selling Shareholders hereunder, including any fees and expenses of the Selling Shareholders’ counsel; and

(iii) All taxes, if any, on the transfer and sale of the Common Shares.

(c) The Underwriter will pay its own expenses, including the fees of its counsel (except as provided in Section 8(d) hereof), public advertisement of the offering and its own marketing and due diligence expenses.

(d) The Company shall, in addition to paying the amounts described in Section 8(a) hereof, reimburse the Underwriter for its accountable out-of-pocket expenses reasonably incurred in connection with this Agreement and the offering contemplated hereby, including the fees and disbursements of its counsel, not to exceed $50,000.

9. Conditions of the Underwriter’s Obligations. The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders set forth herein as of the date hereof, the Closing Date and the Additional Closing Date, as the case may be, to the accuracy of the statements of the Company’s directors and officers, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent, except to the extent expressly waived in writing by the Underwriter:

(a) If the registration statement as amended to date has not become effective prior to the execution of this Agreement, such registration statement shall have been declared effective not later than 5:30 p.m., Washington, D.C. time, on the date of this Agreement or such later date and/or time as shall have been consented to by the Underwriter in writing and any registration statement pursuant to Rule 462(b) required in connection with the offering and sale of the Shares shall have been filed and become effective no later than 10:00 P.M., New York City time, on the date of this Agreement or such later date and/or time as shall have been consented to by the Underwriter in writing. If required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 6(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company, the Selling Shareholders and the Underwriter, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriter’s satisfaction.

(b) The Underwriter shall have received a copy of an executed lock-up agreement from the Company, the Selling Shareholders and each of the Company’s and its Subsidiaries’ executive officers and directors in the form attached hereto as Exhibit A.

(c) The Underwriter shall have received an opinion, dated as of the Closing Date, or the Additional Closing Date, as the case may be, of Davis, Malm & D’Agostine, P.C., counsel to the Company, addressed to the Underwriter, in form and substance satisfactory to the Underwriter and Venable LLP, counsel to the Underwriter, in the form set forth in Exhibit B hereto.

(d) The Underwriter shall have received an opinion, dated as of the Closing Date, from counsel for the Selling Shareholders, addressed to the Underwriter, in form and substance satisfactory to the Underwriter and Venable LLP, counsel to the Underwriter, in the form set forth in Exhibit C.

(e) Venable LLP, counsel for the Underwriter, shall have furnished to the Underwriter such opinion or opinions, dated as of the Closing Date and the Additional Closing Date, as the case may be, with respect to such matters as the Underwriter may reasonably request, and the Company and the Selling Shareholders shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinions, such counsel may rely on the opinion of Davis, Malm & D’Agostine, P.C. In rendering such opinion, Venable LLP may assume, when appropriate, that the internal laws of the Commonwealth of Massachusetts are identical in all material respects to the internal laws of the State of Maryland.

(f) The Underwriter shall have received from BDO Seidman LLP, independent public accountants, in form and substance satisfactory to the Underwriter, letters dated as of the date hereof, the Closing Date and the Additional Closing Date, as the case may be, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and Prospectus.

(g) Since the date of the latest audited financial statements included in the Prospectus, neither the Company nor any of its Subsidiaries shall have sustained any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, shall occur or become known the effect of which, in either such case, in the Underwriter’s judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at the Closing Date or the Additional Closing Date, as the case may be, as contemplated by the Registration Statement, as amended as of the date hereof.

(h) Subsequent to the time of execution of this Agreement, there shall not have occurred any of the following:

(i) any suspension or limitation in trading in securities generally on the New York Stock Exchange, The Nasdaq Stock Market, The Nasdaq SmallCap Market and/or the American Stock Exchange or any setting of minimum or maximum prices for trading on such exchange or stock market;

(ii) any suspension of or limitation in trading in the Common Shares by the Commission or The Nasdaq SmallCap Market;

(iii) any change in the capital stock or long-term debt of the Company or any Subsidiary (other than as contemplated by this Agreement) shall occur or become known;

(iv) any material adverse change, or any development involving a prospective material adverse change, in the ability of the Company or its Subsidiaries to conduct their respective businesses (whether by reason of any court, legislative, other governmental action, order, decree or otherwise), or in the general affairs, condition (financial or otherwise), business, prospects, properties, management, financial position or earnings, results of operations or net worth of the Company or its Subsidiaries, whether or not arising from transactions in the ordinary course of business;

(v) a loss material or substantial to the Company or any of its direct or indirect subsidiaries by reason of labor dispute, strike, flood, fire, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act, whether or not such loss shall have been insured, or from any court or governmental action, order or decree, or any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity, crisis or emergency the effect of which, in the Underwriter’s judgment, makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at the Closing Date or the Additional Closing Date, as the case may be, as contemplated by the Registration Statement, as amended as of the date hereof;

(vi) a general moratorium on commercial banking activities declared by either federal, New York State, Massachusetts Commonwealth or Maryland State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or

(vii) any downgrading, or any notice or announcement shall have been given or made of (A) any intended or potential downgrading, or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.

(i) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you object in writing.

(j) Prior to the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings initiated under Section 8(d) or 8(e) of the Securities Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (iii) the Prospectus and all amendments or supplements thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(k) The Company shall have furnished to the Underwriter on the Closing Date and the Additional Closing Date, as the case may be, a certificate, satisfactory to the Underwriter, signed by the chief executive officer and the chief financial officer of the Company, dated as of the Closing Date or the Additional Closing Date, as the case may be, in the form attached as Exhibit D hereto.

(l) Each of the Selling Shareholders shall have furnished to the Underwriter on the Closing Date, a certificate, satisfactory to the Underwriter, signed by such Selling Shareholder, dated as of the Closing Date, in the form attached as Exhibit E hereto.

(m) The representations and warranties of the Company and the Selling Shareholders in this Agreement and in the certificates delivered by the Company and the Selling Shareholders pursuant to this Agreement shall be true and correct in all material respects when made and on and as of the Closing Date and the Additional Closing Date, as if made at such time, and the Company and the Selling Shareholders shall have performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by the Company and the Selling Shareholders on or before the Closing Date or Additional Closing Date, as the case may be.

(n) The Shares shall have been registered for sale, or subject to an available exemption from such registration, under the blue sky laws of such jurisdictions as shall have been reasonably specified by the Underwriter.

(o) The Shares shall have been approved for listing on The Nasdaq SmallCap Market, subject only to notice of issuance at or prior to the Closing Date or the Additional Closing Date, as the case may be.

(p) Prior to the Closing Date and the Additional Closing Date, the Company and the Selling Shareholders shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request in connection with the offering of the Shares.

If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Company and the Selling Shareholders at any time without liability on the part of the Underwriter, the Selling Shareholders or the Company, except for expenses to be paid by the Company and the Selling Shareholders pursuant to Section 8 hereof or reimbursed by the Company or the Selling Shareholders pursuant to Section 11 and except to the extent provided in Section 10.

10. Indemnification and Contribution.

(a) (i) Subject to the provisions of subsection (c) below, the Company agrees to indemnify, defend and hold harmless the Selling Shareholders and the Underwriter, its partners, directors and officers, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Selling Shareholders and the Underwriter or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in such Registration Statement or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning the Underwriter furnished in writing by or on behalf of the Underwriter to the Company expressly for use in, such Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or necessary to make such information not misleading, (B) any untrue statement or alleged untrue statement of a material fact contained in a Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in such Prospectus or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning the Underwriter furnished in writing by or on behalf of the Underwriter to the Company expressly for use in, such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Prospectus or necessary to make such information, in light of the circumstances under which it was presented, not misleading, (C) any untrue statement or alleged untrue statement made by the Company in Section 1 hereof or the failure by the Company to perform when and as required any agreement or covenant contained herein, or (D) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company including, without limitation, slides, videos, films or tape recordings used in connection with the marketing of the Shares.

(ii) The provisions of subsection (i) of this Section 10(a) applicable to the Company shall be equally applicable to the Selling Shareholders; provided, that, the Selling Shareholders shall be liable to the Company, the Underwriter and any of its controlling persons only with respect to statements made by or relating to the Selling Shareholders and in no event shall the liability of any Selling Shareholder under this subsection (ii) exceed the total gross proceeds from the sale of Shares by such Selling Shareholder hereunder.

(iii) If any action, suit or proceeding (each, a “Proceeding”) is brought against the Selling Shareholders, the Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing subsections (i) and (ii) of this Section 10(a), the Selling Shareholders, the Underwriter or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to the Underwriter or any such person or otherwise, except to the extent that the Company has been materially prejudiced (through the forfeiture of substantive rights or defenses or otherwise) by such omission. The Selling Shareholders, the Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Selling Shareholders, the Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel reasonably satisfactory to such indemnified party to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Company may, without limiting the generality of the foregoing, employ counsel and participate in the defense thereof, provided the fees and expenses of such counsel shall be at the expense of the Company), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless the Selling Shareholders, the Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this subsection, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (A) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (B) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (C) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(b) (i) The Underwriter agrees to indemnify, defend and hold harmless the Selling Shareholders, the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Selling Shareholders, the Company or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning the Underwriter furnished in writing by or on behalf of the Underwriter to the Selling Shareholders and the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information, in light of the circumstances under which it was presented, not misleading.

(ii) If any Proceeding is brought against the Selling Shareholders, the Company or any such person in respect of which indemnity may be sought against the Underwriter pursuant to the foregoing paragraph, the Selling Shareholders, the Company or such person shall promptly notify the Underwriter in writing of the institution of such Proceeding and the Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Underwriter shall not relieve the Underwriter from any liability which the Underwriter may have to the Selling Shareholders, the Company or any such person or otherwise, except to the extent that the Underwriter has been materially prejudiced (through the forfeiture of substantive rights or defenses or otherwise) by such omission. The Selling Shareholders, the Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Selling Shareholders, the Company or such person unless the employment of such counsel shall have been authorized in writing by the Underwriter in connection with the defense of such Proceeding or the Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel reasonably satisfactory to such indemnified party to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Underwriter (in which case the Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Underwriter), in any of which events such fees and expenses shall be borne by the Underwriter and paid as incurred (it being understood, however, that the Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Underwriter shall not be liable for any settlement of any such Proceeding effected without the written consent of the Underwriter but, if settled with the written consent of the Underwriter, the Underwriter agrees to indemnify and hold harmless the Selling Shareholders, the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this subsection, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (A) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (B) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement, and (C) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and such settlement does not include an admission of fault or culpability, or a failure to act, by or on behalf of such indemnified party.

(c) If the indemnification provided for in this Section 10 is unavailable to an indemnified party under subsection (a) or (b), as the case may be, of this Section 10 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Selling Shareholders, the Company, and the Underwriter from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Selling Shareholders, the Company and the Underwriter in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Selling Shareholders, the Company and the Underwriter shall be deemed to be in the same proportions as the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company and the Selling Shareholders, and the total underwriting discounts received by the Underwriter, bear to the aggregate public offering price of the Shares. The relative fault of the Selling Shareholders, the Company and the Underwriter shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Selling Shareholders, the Company or the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(d) The Selling Shareholders, the Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 10, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions and the Financial Advisory Fee received by the Underwriter with respect to the offering of the Shares exceeds the amount of any damage which the Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The indemnity and contribution agreements contained in this Section 10 and the covenants, warranties and representations of the Company and the Selling Shareholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Selling Shareholders or the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, the Selling Shareholders and the Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or the Prospectus.

(f) The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified person hereunder at law or in equity.

11. Termination. This Agreement may be terminated in the sole discretion of the Underwriter by notice to the Company given prior to the Closing Date, and the option from the Company referred to in Section 3, if exercised, may be canceled by the Underwriter at any time prior to the Additional Closing Date, in the event that (a) any condition to the obligations of the Underwriter set forth in Section 9 hereof has not been satisfied or (b) the Company shall have failed, refused or been unable to deliver certificates in definitive form, to the extent not delivered through the facilities of DTC, for the Shares or the Selling Shareholders or the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, or Additional Closing Date, as the case may be, in either case other than by reason of a default by the Underwriter. If this Agreement is terminated pursuant to this Section 11, the Company will reimburse the Underwriter upon demand for all reasonable and accountable out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by the Underwriter in connection with the proposed purchase and sale of the Shares up to a maximum of $50,000. Any termination pursuant to this Section 11 shall be without liability on the part of the Underwriter to the Selling Shareholders or the Company or on the part of the Selling Shareholders or the Company to the Underwriter (except for expenses to be paid by the Selling Shareholders or the Company pursuant to Section 8 hereof or reimbursed by the Selling Shareholders or the Company pursuant to this Section 11 and except as to indemnification and contribution to the extent provided in Section 10 hereof).

12. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Selling Shareholders, the Company, its directors and officers and the Underwriter, as set forth in this Agreement or made by or on behalf of them, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter, the Selling Shareholders or the Company, or any

officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 8 and 10 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

13. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by facsimile and, if to the Underwriter, shall be sufficient in all respects if delivered or sent to Ferris, Baker Watts, Incorporated, 100 Light Street, Baltimore, MD 21202, Attention: Peter McGowan, Senior Vice President (facsimile number: (410) 659-4632), with a copy (which shall not constitute notice) to Venable LLP, 2 Hopkins Plaza, Suite 1800, Baltimore, MD, 21201-2978, Attention: Thomas D. Washburne, Jr. (facsimile number: (410) 244-7742), if to the Selling Shareholders, shall be sufficient in all respects if delivered or sent to Stephen D. Fantone, c/o Optikos Corporation, 286 Cardinal Medeiros Drive, Cambridge, Massachusetts 01940 (facsimile number: (617) 354-5946), with a copy (which shall not constitute notice) to Davis, Malm & D’Agostine, P.C., One Boston Place, 37th Floor, Boston, Massachusetts 02108, Attention: John T. Lynch (facsimile number: (617) 305-3120), and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 49 Edgerton Drive, North Falmouth, Massachusetts 02556, Attention: Ronald L. Marsiglio, President and Chief Executive Officer (facsimile number: (508) 563-5860), with a copy (which shall not constitute notice) to Davis, Malm & D’Agostine, P.C., One Boston Place, 37th Floor, Boston, Massachusetts 02108, Attention: John T. Lynch (facsimile number: (617) 305-3120).

14. Binding Effect. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Selling Shareholders, the Company and, to the extent provided in Sections 10 and 12 hereof, the officers, directors and employees and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Partial Unenforceability. If any section, subsection, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, subsection, clause or provision hereof.

16. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of Maryland without regard to the conflict of law principles thereof. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

17. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of Maryland located in the City of Baltimore or in the United States District Court for the District of Maryland, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Selling Shareholders consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Shareholders hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Underwriter or any indemnified party. Each of the Selling Shareholders, the Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Shareholders agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company or the Selling Shareholders, as the case may be, and may be enforced in any other courts to the jurisdiction of which the Company or the Selling Shareholders, as the case may be, are or may be subject, by suit upon such judgment.

18. Entire Agreement. This Agreement embodies the entire agreement among the parties hereto with respect to the transactions contemplated herein, and other than the engagement letter between the Company and the Underwriter, there have not been and are no agreements among the parties with respect to such transactions other than as set forth or provided for herein.

19. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Selling Shareholders, the Underwriter and the Company and to the extent provided in Section 10 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Underwriter) shall acquire or have any right under or by virtue of this Agreement.

20. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

If the foregoing correctly sets forth the understanding between the Selling Shareholders, the Company and the Underwriter, please so indicate in the space provided below for that purpose, whereupon this agreement and your acceptance shall constitute a binding agreement between the Selling Shareholders, the Company and the Underwriter.

Very truly yours, BENTHOS, INC.

By:
Name: Title:

SELLING SHAREHOLDERS:
Samuel O. Raymond
Stephen D. Fantone
Ronald L. Marsiglio
A. Theodore Mollegen, Jr.
Francis E. Dunne, Jr.
James R. Kearbey
Richard B. Martin
Francois Leroy

By:
Stephen D. Fantone
Attorney-in-Fact

By:
Ronald L. Marsiglio
Attorney-in-Fact

FERRIS, BAKER WATTS, INCORPORATED

By:
Name:
Title:

SCHEDULE I

Name of Selling Shareholder	Number of Firm Shares to be Sold
Samuel O. Raymond	[	]
Stephen D. Fantone	[	]
Ronald L. Marsiglio	[	]
A. Theodore Mollegen, Jr.	[	]
Francis E. Dunne, Jr.	[	]
James R. Kearbey	[	]
Richard B. Martin	[	]
Francois Leroy	[	]

144,240

EXHIBIT A

                May     , 2005

Ferris, Baker Watts, Incorporated

100 Light Street

Baltimore, MD 21202

Re:	Proposed Public Offering of Benthos, Inc.

Ladies and Gentlemen:

The undersigned understands that Ferris, Baker Watts, Incorporated (the “Underwriter”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Benthos, Inc. (the “Company”) and the selling shareholders to be listed in the final form of the Underwriting Agreement (the “Selling Shareholders”) providing for a public offering (the “Offering”) by the Underwriter of common stock of the Company (the “Common Stock”), pursuant to the Company’s registration statement on Form SB-2 (File No. 333-124437) as filed with the U.S. Securities and Exchange Commission (the “Registration Statement”).

In consideration of the Underwriter’s agreement to purchase and make the Offering of the Common Stock, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agrees that without the prior written consent of the Underwriter (which consent may be withheld in the Underwriter’s sole discretion), the undersigned will not, during the period commencing on the date of this letter and ending 90 days after the date of the final prospectus relating to the Offering, directly or indirectly: (1) offer, sell, contract to sell, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of any shares of the Common Stock, or any securities convertible into or exercisable or exchangeable for the Common Stock; (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, or any securities convertible into or exchangeable for the Common Stock, regardless of whether any such transaction described herein is to be settled by delivery of the Common Stock or such other securities, or by delivery of cash or otherwise; (3) make any demand for, or exercise any right with respect to, the registration of any shares of the Common Stock or any security convertible into or exercisable or exchangeable for the Common Stock; or (4) publicly announce any intention to do any of the foregoing. The foregoing sentence shall not apply to (a) the sale of any Common Stock to the Underwriter pursuant to the Underwriting Agreement, (b) bona fide gifts, provided the recipient or recipients thereof agree in writing to be bound by the terms of this Lock-Up Agreement, or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendant, father, mother, brother or sister of the undersigned and father, mother, brother or sister of the undersigned’s spouse.

The undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of securities of the Company held by the undersigned except in compliance with this Lock-Up Agreement.

The undersigned recognizes that the Offering will benefit the undersigned and the Company. The undersigned acknowledges that the Underwriter is relying on the representations and agreements of the undersigned contained in this Lock-Up Agreement in carrying out the Offering and in entering into the Underwriting Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement is irrevocable and all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

This Lock-Up Agreement shall be terminated and the undersigned shall be released from the undersigned’s obligations hereunder (i) upon the date the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) upon the date the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn, (iii) upon the date the Underwriting Agreement is terminated, for any reason, prior to the Closing Date (as defined in the Underwriting Agreement), or (iv) if the Underwriting Agreement does not become effective by June 30, 2005.

Very truly yours,

Printed Name of Selling Shareholder:

Capacity (Indicate capacity of person signing if signing as custodian or trustee or on behalf of an entity)

Address:

Accepted as of the date first set forth above: FERRIS, BAKER WATTS, INCORPORATED

By:
Name: Title: